SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): August 6, 2004

                         Commission File No.: 000-28485



                            VIASTAR MEDIA CORPORATION
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             (Exact name of registrant as specified in its charter)


          Nevada                                           88-0380343
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)

                       2451 W. Birchwood Avenue, Suite 105
                                 Mesa , AZ 85202
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                    (Address of principal executive offices)


                                 (480) 894-0311
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                            (Issuer telephone number)

Viastar Media Corporation

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                   (Former name, if changed since last report)


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                 (Former address, if changed since last report)


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On August 6, 2004, Richard L. Brooks was terminated as the Registrant's General Counsel, Executive Vice President and Secretary. No replacement has been named.

     On September 8, 2004, Kenneth J. Yonika resigned his position as Chief Financial Officer of the Registrant. No replacement has yet been named.


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  Viastar Media Corporation

                                             By:  /s/ John Aquilino
September 13, 2004                                 ----------------------------
                                                      John Aquilino
                                                      President